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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Thomas H. Sinton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ProBusiness Services, Inc. on Form 10-Q for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ProBusiness Services, Inc.

                                    By: /s/ Thomas H. Sinton
                                        ----------------------------------------
                                    Name:  Thomas H. Sinton
                                    Title: President and Chief Executive Officer
                                    Date:  February 10, 2003


I, Steve E. Klei, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ProBusiness Services, Inc. on Form 10-Q for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ProBusiness Services, Inc.


                                    By: /s/ Steven E. Klei
                                        ----------------------------------------
                                    Name:  Steven E. Klei
                                    Title: Executive Vice President, Finance,
                                           and Chief Financial Officer
                                    Date:  February 10, 2003